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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-116446) of Inhibitex, Inc. of our report dated March 24, 2005, with respect to the financial statements of Inhibitex, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2004.


                                                           /s/ Ernst & Young LLP


Atlanta, Georgia
March 24, 2005